                         NOTICE OF GUARANTEED DELIVERY

                                 FOR TENDER OF
                            ANY AND ALL OUTSTANDING
                  10 7/8% SENIOR SUBORDINATED NOTES, SERIES A
                                       OF
                        RELIANT BUILDING PRODUCTS, INC.

    This Notice of Guaranteed Delivery, or one substantially equivalent to this form, must be used to accept the Exchange Offer (as defined below) if (i) the Holder's certificates ("Certificates") for 10 7/8% Senior Subordinated Notes, Series A due May 1, 2004 of the Company (the "Senior Subordinated Notes") are not immediately available, (ii) the Holder cannot deliver the Senior Subordinated Notes, Letter of Transmittal and all other required documents to Bank One, N.A. (the "Exchange Agent") on or prior to 5:00 p.m. New York City time, on the Expiration Date or (iii) the Holder cannot complete the procedures for delivery by book-entry transfer on a timely basis. This Notice of Guaranteed Delivery may be delivered by hand, overnight courier or mail, or transmitted by facsimile transmission, to the Exchange Agent. See "The Exchange Offer--Procedures for Tendering Old Notes" in the Prospectus. Capitalized terms not defined herein have the meanings respectively given to them in the Prospectus.

                 The Exchange Agent For the Exchange Offer Is:
                                 Bank One, N.A.


  BY HAND OR OVERNIGHT DELIVERY:      FACSIMILE TRANSMISSIONS     BY REGISTERED OR CERTIFIED MAIL:
                                       (ELIGIBLE INSTITUTIONS
                                               ONLY):

          Bank One, N.A.                (614) 248-5088 (OH)                Bank One, N.A.
 c/o Bank One Trust Company, N.A.       (212) 240-8988 (NY)       c/o Bank One Trust Company, N.A.
       235 West Schrock Road          To Confirm by Telephone:             P.O. Box 710184
    Attention: Corporate Trust          (212) 240-8862 (NY)          Attention: Corporate Trust
               Operations OHI-0184     For Information Call:                 Operations
   Westerville, Ohio 43081-0184            (800) 346-5153             Columbus, Ohio 43271-0184
                or                                                               or

          Bank One, N.A.                                                   Bank One, N.A.
      c/o First Chicago Trust                                          c/o First Chicago Trust
        Company of New York                                              Company of New York
    Attention: Corporate Trust                                       Attention: Corporate Trust
            Department                                                       Department
          14 Wall Street                                                   14 Wall Street
        8th Floor, Window 2                                              8th Floor, Window 2
     New York, New York 10005                                         New York, New York 10005


    DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF THIS NOTICE OF GUARANTEED DELIVERY VIA FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

    THIS NOTICE OF GUARANTEED DELIVERY IS NOT TO BE USED TO GUARANTEE SIGNATURES. IF A SIGNATURE ON A LETTER OF TRANSMITTAL IS REQUIRED TO BE GUARANTEED BY AN "ELIGIBLE INSTITUTION" UNDER THE INSTRUCTIONS HERETO, SUCH SIGNATURE GUARANTEE MUST APPEAR IN THE APPLICABLE SPACE PROVIDED IN THE SIGNATURE BOX ON THE LETTER OF TRANSMITTAL.

Ladies and Gentlemen:

    The undersigned hereby tenders to Reliant Building Products, Inc., a Delaware corporation (the "Company"), upon the terms and subject to the
conditions set forth in the Prospectus dated             , 1997 (as the same may
be amended or supplemented from time to time, the "Prospectus"), and the related Letter of Transmittal (which together constitute the "Exchange Offer"), receipt of which is hereby acknowledged, the aggregate principal amount of Senior Subordinated Notes set forth below pursuant to the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer--Procedures for Tendering Old Notes."
Aggregate Principal Amount Tendered: $_________
(Must be in denominations of a principal amount of $1,000 and any integral multiple thereof.)
Name(s) of Holder(s): ________________________
Certificate No(s): ________________________
Total Principal Amount Represented by Certificate(s): $_________

If Senior Subordinated Notes will be tendered by book-entry transfer, please provide the following information:
DTC Account Number: ________________________
Date: ________________________

--------------------------------------------------------------------------------

    All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and every obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.
--------------------------------------------------------------------------------

                               PLEASE SIGN BELOW:

Signature(s) of Holder(s) or
Authorized Signatory:                Date:

-----------------------------------  ------------------------ , 1997

-----------------------------------  ------------------------ , 1997

Telephone Number (including area code):
------------------------

    Must be signed by Holder(s) of Senior Subordinated Notes exactly as name(s) appear(s) on tendered Certificates or on a security position listing, or by person(s) authorized to become Holder(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in another fiduciary or representative capacity, such person must set forth his or her full title below.

Please print name(s) and address(es) below:

Name(s):           ----------------------------------------------

                   ----------------------------------------------

Capacity (full
title):
                   ----------------------------------------------

Address(es):
                   ----------------------------------------------

                   ----------------------------------------------

                   ----------------------------------------------
                                 (include zip code)

             THE GUARANTEE ON THE FOLLOWING PAGE MUST BE COMPLETED

                                   GUARANTEE
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

    The undersigned, a member of the Securities Agents Medallion Program, The New York Stock Exchanges Medallion Signature Program or The Stock Exchanges Medallion Program (each of the foregoing being referred to as an "Eligible Institution"), hereby guarantees to deliver to the Exchange Agent, at one of its addresses set forth above, either the Senior Subordinated Notes tendered hereby in proper form for transfer, or confirmation of the book-entry transfer of such Senior Subordinated Notes to the Exchange Agent's account at The Depository Trust Company, pursuant to the procedures for book-entry transfer set forth in the Prospectus, in either case together with one or more properly completed and duly executed Letter(s) of Transmittal (or facsimiles thereof) and any other required documents within five business days after the date of execution of this Notice of Guaranteed Delivery.

    The undersigned acknowledges that it must deliver the Letter(s) of Transmittal and the Old Notes tendered hereby to the Exchange Agent within the time period set forth above and that failure to do so could result in a financial loss to the undersigned.

-----------------------------------  -----------------------------------
           Name of Firm                     Authorized Signature

-----------------------------------  -----------------------------------
   Address (including zip code)                     Title

-----------------------------------  -----------------------------------
                                         (Please type or print name)

-----------------------------------

Date: ------------------------ ,
1997

Telephone Number (including area
code):
-----------------------------------

                                   * * * * *

DO NOT SEND CERTIFICATES WITH THIS FORM. CERTIFICATES SHOULD ONLY BE SENT WITH A PROPERLY COMPLETED LETTER OF TRANSMITTAL.